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                                                                   EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements (SEC File No. 33-41039, 33-46567, 33-51604, 33-77404, 33-77612, 33-81686, 33-91260, 33-93942, 333-09723, 333-22151,
333-22213, 333-25047, 333-25149 and 333-31507).


                                         ARTHUR ANDERSEN LLP


San Antonio, Texas
December 11, 1997